                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                        -------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)             AUGUST 17, 1996


        The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
    -----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   33-98734
                                   --------
        New Jersey                 33-84492              68-6127681
        ----------                 --------              ----------
        State or other           (Commission          (IRS Employer
        jurisdiction of          File Number)         ID Number)
        incorporation)


        2840 Morris Avenue, Union, New Jersey                   7083
        ---------------------------------------------------------------
        (Address of principal executive officer)


        Registrant's Telephone Number,
        including area code:                          908-686-2000
                                                      -----------------


                                     n/a
        ---------------------------------------------------------------
        (Former name or former address, if changed since last report)

        Item 5  Other Events
                ----------------



        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the August 15, 1996 Remittance Date.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              THE MONEY STORE INC.
                              THE MONEY STORE INVESTMENT CORPORATION
                              THE MONEY STORE COMMERCIAL MORTGAGE INC.
                              THE MONEY STORE OF NEW YORK INC.




                              By: \S\ Harry Puglisi
                              -----------------------------
                                  Name:  Harry Puglisi
                                  Title:  Treasurer


Dated:  AUGUST 17, 1996

                                  SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS
     THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - FOR THE   AUGUST 12,
     1996   DETERMINATION DATE


1.  AVAILABLE FUNDS                                                             $5,319,986.66


2.  (A)  AGGREGATE CLASS A CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                    91,125,043.09

    (B)  AGGREGATE CLASS B CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                     6,858,874.22

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
            AS REPORTED IN THE PRIOR MONTH                                      97,983,419.64

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                                7

     (B)  DOLLARS                                                                  648,020.30


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                       0.00


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                                       236,215.84


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
    OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
    AND PORTION PAYABLE TO REGISTERED HOLDERS                                    1,256,929.91


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                       0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                             3,026.90


8.  DELINQUENCY AND FORECLOSURE INFORMATION
             (SEE  EXHIBIT  K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED  LOAN                                                     0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
              (i)  ACCRUED INTEREST                                     470,812.80
             (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                   REMITTANCE  DATE  PLUS  INTEREST                           0.00
            (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                   ADJUSTMENT                                           (19,774.66)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                      451,038.14
                                                                                        4.84987247
     (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
              (i)  ACCRUED INTEREST                                     38,581.20
             (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                   REMITTANCE  DATE  PLUS  INTEREST                          0.00
            (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                   ADJUSTMENT                                           (1,620.48)
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                       36,960.72
                                                                                        5.28010286
     (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
              (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                   AND OTHER RECOVERIES OF PRINCIPAL                   822,339.61
             (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                   INTEREST PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUST                        0.00
            (iii)  SUBSTITUTION  ADJUSTMENTS                                 0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                   LOSSES THAT WERE LIQUIDATED                               0.00
              (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                   DELINQUENT 24 MONTHS OR
                   UNCOLLECTIBLE                                             0.00
             (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                      (373.94)
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                      821,965.67
                                                                                        8.83834054
       (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
              (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                   AND OTHER RECOVERIES OF PRINCIPAL                    61,896.53
             (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                   INTEREST PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUST                        0.00
            (iii)  SUBSTITUTION  ADJUSTMENTS                                 0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                   LOSSES THAT WERE LIQUIDATED                               0.00
              (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                   DELINQUENT 24 MONTHS OR
                   UNCOLLECTIBLE                                             0.00
             (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                       (28.15)
       TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                      61,868.38
                                                                                        8.83834000

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED INSTRUMENTS                              3,429,419.69

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                     0.00




12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                            90,303,077.42
                                                             971.00083247
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                             6,797,005.84
                                                             971.00083429
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                 97,099,585.59
                                                           1,027.10016504

13.  (A)  EXCESS SPREAD                                        266,246.13

     (B)  EXTRA INTEREST                                       325,917.30

     (C)  SPREAD ACCOUNT BALANCE                             3,429,419.69

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT               3,398,485.50


14.  (A)  WEIGHTED AVERAGE MATURITY                               233.755

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                 10.429%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD             120,252.71

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                           129,944.28

     (C)  AMOUNTS  TO  BE  DEPOSITED  TO  THE  EXPENSE
          ACCOUNT                                                4,899.17


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                          0.00

     (B)  SECTION  5.04 (c)                                          0.00

     (C)  SECTION  5.04 (d)(ii)                                  5,986.62

     (D)  SECTION  5.04 (e)                                          0.00

     (E)  SECTION  5.04 (f)                                    118,693.02


17.  (A)  CLASS A REMITTANCE RATE                                  6.200%

     (B)  CLASS B REMITTANCE RATE                                  6.750%



18.  OTHER INFORMATION AS REQUESTED                                  0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE INVESTMENT CORPORATION




BY:  /s/ Harry Puglisi
- -------------------------------
          HARRY PUGLISI
            TREASURER